SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                              --------------------



                        Date of Report (Date of Earliest
                        Event Reported): December 8, 2000

                             USA Biomass Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                                 0-17594                                 33-0329559
-------------------------------         ---------------------------------         -------------------------------
 (State or Other Jurisdiction               (Commission File Number)               (IRS Employer Identification
      of Incorporation)                                                                        No.)

7314 Scout Avenue, Bell Gardens, California                                                   90201
-------------------------------------------                                             -----------------
  (Address of Principal Executive Offices)                                                (Zip Code)

                                 (562) 928-9900
                                 --------------
                         (Registrant's telephone number,
                              including area code)


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Item 3.           Bankruptcy or Receivership
                  --------------------------

     As previously disclosed under cover of a Current Report on Form 8-K, filed on December 11, 2000, USA Biomass Corporation (the "Registrant") and two of its affiliates, American Waste Transport, Inc. and American Greenwaste, Inc. (the "Affiliates"), filed voluntary petitions for relief under the provisions of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Central District of California, Los Angeles Division (the "Bankruptcy Court"), on December 8, 2000.

Item 5.           Other Events.
                  ------------

     The Registrant and its Affiliates are required to file Monthly Operating Reports and Interim Statements with the Office of the United States Trustee for the Central District of California (the "United States Trustee") pursuant to the United States Trustee's Operating Guidelines and Financial Reporting Requirements for Chapter 11 cases. In connection therewith, attached hereto, as Exhibits 99.1 through 99.18, are reports that the Registrant has filed with the United States Trustee for the following monthly periods: February 1, 2002 through February 28, 2002, March 1, 2002 through March 31, 2002, and April 1, 2002 through April 30, 2002 (the "Reports").

     The Reports may contain various forward-looking statements with respect to the Registrant's financial condition, results of operations and business. These forward-looking statements are subject to numerous assumptions, risks and uncertainties and a number of factors could cause actual results to differ materially from those projected or implied in such forward-looking statements. These factors include, but are not limited to, risks related to the Registrant's decision to file its Chapter 11 petition; the risk that the Registrant's positions regarding the automatic stay under the bankruptcy laws may not be accepted by the courts; the risk that a trustee will be appointed to operate the Registrant's business; risks related to the Registrant's ability to operate successfully under a Chapter 11 proceeding; risks associated with the ability of the Registrant to perform profitably under its contracts; and risks associated with the management of the Registrant's growth in the biomass, solid waste transportation, recycling and related industries, changes in general economic conditions, various conditions specific to the clean green waste processing industries, and factors discussed in the Registrant's quarterly and annual reports previously filed on Forms 10-QSB and 10-KSB. The Registrant undertakes no obligation to update any forward-looking statements.

     THE REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

     On June 4, 2002, the Registrant filed with the Bankruptcy Court "DEBTOR'S AND CREDITOR'S COMMITTEE'S FOURTH AMENDED JOINT PLAN OF REORGANIZATION DATED JUNE 3, 2002" (the "Plan") and the "DISCLOSURE STATEMENT RE: DEBTOR'S AND CREDITOR'S COMMITTEE'S FOURTH AMENDED JOINT PLAN OF REORGANIZATION DATED JUNE 3, 2002" (the "Disclosure Statement"). Under the Plan, the Registrant will be reorganized but virtually all of the Registrant's existing assets will be transferred to a liquidating trust to be sold, and the proceeds will be distributed to the Registrant's unsecured creditors in the proportion that each holder's allowed unsecured claim bears to the aggregate amount of all allowed unsecured claims. The Registrant's unsecured creditors also will receive a pro rata distribution of 575,000 shares of common stock of the reorganized Registrant. The Registrant's secured creditors will receive either their secured collateral or cash equal to the value of their secured claims. Any secured creditor with an undersecured claim will be treated as an unsecured creditor to the extent such secured creditor's allowed claim exceeds the value of the collateral securing its claim. The Registrant's common stockholders will retain their equity interests in the reorganized Registrant, and shares of the Registrant's preferred stockholders will be converted into common stock of the reorganized Registrant according to a specified formula based, in part, upon the class of preferred shares held. The directors and officers of the Registrant at the time of confirmation of the Plan shall not continue in their respective positions with the reorganized Registrant following the effective date of the Plan. The reorganized Registrant shall have the power to elect new directors and officers. The Registrant anticipates that the management and board of directors of the reorganized Registrant shall include the following individuals: John Pivovaroff , Chief Executive Officer; Dale Paisley, Chief Financial Officer; John Pivovaroff, Director; Jacques Genicot, Director; and Richard Gagne, Director. In addition, all employees of the Registrant not otherwise designated for continued employment by the reorganized Registrant will be terminated on the effective date of the Plan. The foregoing description of the Plan is not complete and other material details of the Plan are summarized in the Disclosure Statement which has been filed with the Bankruptcy Court. A hearing to consider approval of the Disclosure Statement has been scheduled for July 9, 2002. The Plan and Disclosure Statement are subject to further amendment or modification. There can be no assurance that the Bankruptcy Court will approve the Disclosure Statement and/or confirm the Plan.

     On June 4, 2002, the Registrant's Affiliate, American Waste Transport, Inc., also filed "DEBTOR'S FOURTH AMENDED PLAN OF LIQUIDATION DATED JUNE 3, 2002" (the "AWT Plan") and the "DISCLOSURE STATEMENT RE: DEBTOR'S FOURTH AMENDED PLAN OF LIQUIDATION DATED JUNE 3, 2002" (the "AWT Disclosure Statement"). Under the AWT Plan, American Waste Transport, Inc. intends to liquidate all of its assets in an orderly manner and to distribute the proceeds to its creditors. All capital stock of American Waste Transport, Inc. will be cancelled; no distributions to the Registrant, as the sole stockholder, will occur; and American Waste Transport, Inc. will be dissolved and will cease its corporate existence on the effective date of the AWT Plan. The foregoing description of the AWT Plan is not complete and other material details of the AWT Plan are summarized in the AWT Disclosure Statement which is on file with the Bankruptcy Court. The AWT Plan and AWT Disclosure Statement are subject to further amendment or modification and there can be no assurance that the Bankruptcy Court will approve the AWT Disclosure Statement and/or confirm the AWT Plan. A hearing to consider approval of the AWT Disclosure Statement has also been scheduled for July 9, 2002.

Item 7.           Exhibits.
                  --------

99.1 USA Biomass Corporation Debtor in Possession Interim Statement No. 15, for the period of February 1, 2002 through February 28, 2002.

99.2 USA Biomass Corporation Debtor in Possession Operating Report No. 15, for the period of February 1, 2002 through February 28, 2002.

99.3 American Waste Transport, Inc. Debtor in Possession Interim Statement No. 15, for the period of February 1, 2002 through February 28, 2002.

99.4 American Waste Transport, Inc. Debtor in Possession Operating Report No. 15, for the period of February 1, 2002 through February 28, 2002.

99.5 American Greenwaste, Inc. Debtor in Possession Interim Statement No. 15, for the period of February 1, 2002 through February 28, 2002.

99.6 American Greenwaste, Inc. Debtor in Possession Operating Report No. 15, for the period of February 1, 2002 through February 28, 2002.

99.7 USA Biomass Corporation Debtor in Possession Interim Statement No. 16, for the period of March 1, 2002 through March 31, 2002.

99.8 USA Biomass Corporation Debtor in Possession Operating Report No. 16, for the period of March 1, 2002 through March 31, 2002.

99.9 American Waste Transport, Inc. Debtor in Possession Interim Statement No. 16, for the period of March 1, 2002 through March 31, 2002.

99.10 American Waste Transport, Inc. Debtor in Possession Operating Report No. 16, for the period of March 1, 2002 through March 31, 2002.

99.11 American Greenwaste, Inc. Debtor in Possession Interim Statement No. 16, for the period of March 1, 2002 through March 31, 2002.

99.12 American Greenwaste, Inc. Debtor in Possession Operating Report No. 16, for the period of March 1, 2002 through March 31, 2002.

99.13 USA Biomass Corporation Debtor in Possession Interim Statement No. 17, for the period of April 1, 2002 through April 30, 2002.

99.14 USA Biomass Corporation Debtor in Possession Operating Report No. 17, for the period of April 1, 2002 through April 30, 2002.

99.15 American Waste Transport, Inc. Debtor in Possession Interim Statement No. 17, for the period of April 1, 2002 through April 30, 2002.

99.16 American Waste Transport, Inc. Debtor in Possession Operating Report No. 17, for the period of April 1, 2002 through April 30, 2002.

99.17 American Greenwaste, Inc. Debtor in Possession Interim Statement No. 17, for the period of April 1, 2002 through April 30, 2002.

99.18 American Greenwaste, Inc. Debtor in Possession Operating Report No. 17, for the period of April 1, 2002 through April 30, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  USA BIOMASS CORPORATION

                                  By  /s/ EUGENE W. TIDGEWELL
                                      -------------------------------
                                  Name: Eugene W. Tidgewell

                                  Title: Chief Financial Officer


Date:    June 24, 2002


                                  Exhibit Index
                                  -------------


  Exhibit No.                         Description
  -----------                         -----------

     99.1 USA Biomass Corporation Debtor in Possession Interim Statement No. 15, for the period of February 1, 2002 through February 28, 2002.

     99.2 USA Biomass Corporation Debtor in Possession Operating Report No. 15, for the period of February 1, 2002 through February 28, 2002.

     99.3 American Waste Transport, Inc. Debtor in Possession Interim Statement No. 15, for the period of February 1, 2002 through February 28, 2002.

     99.4 American Waste Transport, Inc. Debtor in Possession Operating Report No. 15, for the period of February 1, 2002 through February 28, 2002.

     99.5 American Greenwaste, Inc. Debtor in Possession Interim Statement No. 15, for the period of February 1, 2002 through February 28, 2002.

     99.6 American Greenwaste, Inc. Debtor in Possession Operating Report No. 15, for the period of February 1, 2002 through February 28, 2002.

     99.7 USA Biomass Corporation Debtor in Possession Interim Statement No. 16, for the period of March 1, 2002 through March 31, 2002.

     99.8 USA Biomass Corporation Debtor in Possession Operating Report No. 16, for the period of March 1, 2002 through March 31, 2002.

     99.9 American Waste Transport, Inc. Debtor in Possession Interim Statement No. 16, for the period of March 1, 2002 through March 31, 2002.

     99.10 American Waste Transport, Inc. Debtor in Possession Operating Report No. 16, for the period of March 1, 2002 through March 31, 2002.

     99.11 American Greenwaste, Inc. Debtor in Possession Interim Statement No. 16, for the period of March 1, 2002 through March 31, 2002.

     99.12 American Greenwaste, Inc. Debtor in Possession Operating Report No. 16, for the period of March 1, 2002 through March 31, 2002.

     99.13 USA Biomass Corporation Debtor in Possession Interim Statement No. 17, for the period of April 1, 2002 through April 30, 2002.

     99.14 USA Biomass Corporation Debtor in Possession Operating Report No. 17, for the period of April 1, 2002 through April 30, 2002.

     99.15 American Waste Transport, Inc. Debtor in Possession Interim Statement No. 17, for the period of April 1, 2002 through April 30, 2002.

     99.16 American Waste Transport, Inc. Debtor in Possession Operating Report No. 17, for the period of April 1, 2002 through April 30, 2002.

     99.17 American Greenwaste, Inc. Debtor in Possession Interim Statement No. 17, for the period of April 1, 2002 through April 30, 2002.

     99.18 American Greenwaste, Inc. Debtor in Possession Operating Report No. 17, for the period of April 1, 2002 through April 30, 2002.